Exhibit 31.4

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO

SECURITIES EXCHANGE ACT OF 1934 RULES 13a-14(a) AND 15d-14(a)

AS ADOPTED PURSUANT TO §302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey W. Church, certify that:

1.	I have reviewed this Amendment No.1 to the Annual Report on Form 10-K/A of Celsion Corporation; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

April 29, 2016	/s/ Jeffrey W. Church
Jeffrey W. Church
Senior Vice President and Chief Financial Officer